SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:  April 17, 2009

BUFFETS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	333-116897 (Commission File Number)	22-3754018 (IRS Employer Identification No.)

1460 BUFFET WAY EAGAN, MINNESOTA (Address of principal executive offices)	55121 (Zip Code)

Registrant’s telephone number, including area code:  (651) 994-8608

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03.   BANKRUPTCY OR RECEIVERSHIP.

 On January 22, 2008 (the Petition Date”), the Company and each of its subsidiaries (collectively, the “Debtors”) filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), Case Number 08-10141 (collectively, the “Cases”). The petitions were filed in order to enable the Debtors to pursue reorganization efforts under Chapter 11 of the Bankruptcy Code. Since the Petition Date, the Debtors have continued to operate their business and manage their property as debtors in possession.

On March 11, 2009, the Bankruptcy Court entered an order (i) approving the adequacy of information in the Third Amended Disclosure Statement with respect to the Third Amended Plan and (ii) establishing solicitation procedures for participation in rights offering.

On April 17, 2009, the Bankruptcy Court for the District of Delaware entered an order (the “Confirmation Order”) approving and confirming the Third Amended Plan of Reorganization (as confirmed, the “Plan”) of Buffets Holdings, Inc. and each of its subsidiaries.  The effective date of the Plan is anticipated to be on or about April 28, 2009 (the “Effective Date”) when all closing conditions to the Plan, including receipt of the exit financing, have been met. However, the Debtors can make no assurance as to when the Plan will become effective.

Information as to the assets and liabilities of the Company for the period from February 12, 2009 through March 11, 2009, in the form furnished to the Bankruptcy Court, is included in the Company’s Monthly Operating Report previously furnished as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed on April 2, 2009.

The following is a summary of the material terms of the Plan, as confirmed by the Bankruptcy Court.  The summary highlights only certain provisions of the Plan and is not a complete description.  This summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 99.1.  Capitalized terms used but not defined herein shall have the meaning set forth in the Plan.

Material Features of the Plan:

      All Claims and Equity Interests are placed in the Classes set forth below, except Administrative Claims, Priority Tax Claims, Fee Claims and New Money Facility Claims which have not been classified.

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Class 1 — Other Priority Claims:  Except to the extent that a holder of a Class 1 Claim shall have agreed in writing to a different treatment, each holder of a Class 1 Claim will receive cash in an amount equal to the holders claim.

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Class 2 — Rollover Facility Claims:  The holders of Class 2 Claims shall receive in full satisfaction of all Class 2 Claims, shares of New BRHI Common Stock having a value equal to the value of a Class 2 Claim, calculated using a per share value of $22.71, provided, however, that holders of Class 2 Claims who commit to participate (or for whom an affiliate or related entity commits to participate) as a lender in the First Lien Exit Facility in an amount equal to or greater than 60% of the amount of such Class 2 Claims (exclusive of any interest accrued) on or before the Rollover Opt-In Deadline, and who fund such committed amount on or before the Effective Date, shall, in lieu of receiving New BRHI Common Stock, have their Class 2 Claims satisfied by replacement debt obligations issued under the Second Lien Exit Facility in an amount equal to such Class 2 Claims and provided further that each holder of a Class 2 Claim that commits to participate (or for whom an affiliate or related entity commits to participate) as a lender in the First Lien Exit Facility in an amount equal to or greater than 20% of the amount of a Class 2 Claim (but less than 60% of the amount of a Class 2 Claim, exclusive of any interest accrued) on or before the Rollover Opt-In Deadline, and who funds such committed amount on or before the Effective Date, shall have its Class 2 Claim satisfied by (a) replacement debt obligations issued under the Second Lien Exit Facility in an amount equal to (x) the percentage of the amount of such holder’s Class 2 Claim that is committed to fund the First Lien Exit Facility multiplied by (y) the amount of such holder’s Class 2 Claim, plus (b) the number of shares of New BRHI Common Stock, calculated using a per share value of $22.71, necessary to provide such holder the full satisfaction of its Class 2 Claim after taking into account such holder’s recovery in the form of replacement debt obligations issued under the Second Lien Exit Facility.

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Class 3A — Pre-Petition Secured Credit Facility Claims:  Except to the extent that a holder of a Class 3A Claim shall have agreed in writing to a different treatment, each holder of a Class 3A Claim shall receive, in full satisfaction of such Claim, (i) a pro rata distribution of 9,300,000 shares of New BRHI Common Stock, to be distributed on the Effective Date or as soon thereafter as is practicable, and (ii) a pro rata share of the Excess Litigation Trust Proceeds, if any, allocable to the Secured Credit Facility Deficiency, provided, however, that in no event shall the holders of Class 3A Claims recover any value in excess of the Allowed amount of such claims.  The percentage of equity of Reorganized BRHI represented by the 9,300,000 shares is subject to dilution based upon the issuance of New BRHI Common Stock pursuant to the Management Incentive Plan and the exercise of the New BRHI Warrants.

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Class 3B — PF Letter of Credit Facility Claims:  Class 3B Claims shall be treated in one of the two following manners:  (i) If, prior to the confirmation Date, the existing issuer of the PF Letters of Credit agrees to continue renewing such letters of credit on terms acceptable to the Debtors or the Debtors identify another institution willing to replace the existing issuer of the PF Letters of Credit on terms acceptable to the Debtors, then on the Effective Date, the PF Letter of Credit Facility shall be replaced by the PFLC Exit Financing Facility, and all Class 3B Claims shall be fully satisfied by the implementation of such PFLC Exit Financing Facility.  In connection therewith, amounts in the Credit Linked Deposit Account equal to the balance of the letters of credit outstanding under the PF Letter of Credit Facility as of the Effective Date shall remain on deposit to support the outstanding letters of credit or any new or replacement letters of credit issued under the PFLC Exit Financing Facility and any draws on such letters of credit.  To the extent such funds are not ultimately used to satisfy draws on the letters of credit, upon expiration of the letters of credit, such funds shall be returned to the lenders with funds on deposit in the Credit Linked Deposit Account; or (ii) If prior to the Confirmation Date, the existing issuer of the PF Letters of Credit does not agree to serve as issuer of letters of credit under the proposed PFLC Exit Financing Facility on terms acceptable to the Debtors and an agreement has not been reached with an acceptable replacement letter of credit issuer, then on the Effective Date the PF Letter of Credit Facility will not be replaced by the PFLC Exit Financing Facility, but instead, (i) the PF Letter of Credit Facility shall terminate, (ii) the letters of credit outstanding under the PF Letter of Credit Facility shall remain outstanding until the earlier of their release by the beneficiary thereof, a draw on such letter of credit or the expiration of the existing term of such letter of credit, (iii) the Credit Linked Deposit Account shall remain in place to fund any draws on such letters of credit and the rights of the issuer of the letters of credit to such funds in the event of a draw of such existing letters of credit shall be unaltered; (iv) the lenders with funds on deposit in the Credit Linked Deposit Account shall have a second lien on the Debtors’ assets, pari passu with the lien granted under the Second Lien Exit Facility, to secure any payment made from the Credit Linked Deposit Account to satisfy draws on such letters of credit, which second lien obligation shall otherwise be on the terms to be set forth in the Plan Supplement; and (v) to the extent the existing letters of credit are released or expire without being drawn, funds in the Credit Linked Deposit Account equal to the amount of such released or expired letters of credit shall be returned to the lenders whose funds are on deposit in the Credit Linked Deposit Account.

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Class 4 — Other Secured Claims:  Except to the extent that a holder of a Class 4 Claim shall have agreed in writing to a different treatment, at the sole option of the Debtors, in full and final satisfaction of such claim, (i) each Class 4 Claim shall be reinstated and rendered unimpaired in accordance with section 1124(2) of the Bankruptcy Code, notwithstanding any contractual provision or applicable nonbankruptcy law that entitles the holder of a Class 4 Claim to demand or receive payment of such Class 4 Claim prior to the stated maturity of such Class 4 Claim from and after the occurrence of a default, (ii) each holder of a Class 4 Claim shall receive Cash in an amount equal to such Class 4 Claim, including any interest on such Class 4 Claim required to be paid pursuant to section 506(b) of the Bankruptcy Code, on the later of (a) thirty (30) days after Effective Date, and (b) the date such Class 4 Claim becomes an Allowed Class 4 Claim, or as soon thereafter as is practicable (but no later than thirty (30) days after the date such Class 4 Claim becomes an Allowed Class 4 Claim) or (iii) each holder of a Class 4 Claim shall receive the Collateral securing its Class 4 Claim and any interest on such Class 4 Claim required to be paid pursuant to section 506(b) of the Bankruptcy Code, in full and complete satisfaction of such Class 4 Claim as soon as is practicable, on the later of (y) thirty (30) days after Effective Date and (z) the date such Class 4 Claim becomes an Allowed Class 4 Claim.  Notwithstanding the foregoing, to the extent a Class 4 Claim arises on account of property taxes, such Class 4 Claim shall be treated as Priority Tax Claims, and any applicable liens shall remain unimpaired until such Class 4 Claim is paid in full.  Any applicable interest shall be calculated in a manner consistent with Section 511 of the Bankruptcy Code.

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Class 5 — Senior Note Claims:  Each holder of a Class 5 Claim shall receive a pro rata distribution of (i) 573,510 shares of New BRHI Common Stock, (ii) 81.93% (253,391) of the New BRHI Warrants, (iii) 81.93% of the first $5,000,000 in Litigation Trust Proceeds, if any, and (iv) 81.93% of the Excess Litigation Trust Proceeds, if any, allocable to Class 5 Claims and Class 6 Claims, provided, however, that in no event shall the holders of Class 5 Claims recover value in excess of the Allowed amount of such claims.  The distributions of New BRHI Common Stock and New BRHI Warrants will be made on the Effective Date or as soon as practicable thereafter.  The percentage of equity of Reorganized BRHI represented by the 573,510 shares is subject to dilution based upon the issuance of New BRHI Common Stock pursuant to the Management Incentive Plan and the exercise of the New BRHI Warrants.

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Class 6 — General Unsecured Claims: Each holder of a Class 6 Claim shall receive a pro rata distribution of (i) 126,490 shares of New BRHI Common Stock, (ii) 18.07% (55,887) of the New BRHI Warrants, (iii) 18.07% of the first $5,000,000 in Litigation Trust Proceeds, if any, and (iv) 18.07% of the Excess Litigation Trust Proceeds, if any, allocable to Class 5 Claims and Class 6 Claims, provided, however, that in no event shall the holders of Class 6 Claims recover value in excess of the Allowed amount of such claims.  The distributions of New BRHI Common Stock and New BRHI Warrants shall be made within the later of (i) ninety (90) days after the Effective Date or as soon thereafter as reasonably practicable, and (ii) thirty (30) days after the date on which such holder’s claim becomes a Class 6 Claim.  The percentage of equity of Reorganized BRHI represented by the 126,490 shares is subject to dilution based upon the issuance of New BRHI Common Stock pursuant to the Management Incentive Plan and the exercise of the New BRHI Warrants.

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Class 7 — Convenience Claims:  Each holder of a Class 7 Claim shall receive, in full and final satisfaction of such claim, a distribution in Cash equal to eight percent (8%) of such holder’s Class 7 Claim (the “Convenience Claims Consideration”) within the later of (i) thirty (30) days after the Effective Date, or (ii) 30 days after the date on which such holder’s claim becomes an Allowed Class 7 Claim.

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Class 8 — Intercompany Claims:  At the option of the Debtors or the Reorganized Debtors, each Class 8 Claim shall be, either (i) reinstated and continued in full or in part, or (ii) eliminated in full or in part by offset, distribution, cancellation, assumption or contribution of such Class 8 Claim or otherwise.

•	Class 9 — Subordinated Claims: The holders of Class 9 Claims shall neither receive distributions nor retain any property under the Plan on account of such Class 9 Claims.

•	Class 10 — Equity Interests: The holders of Class 10 Equity Interests shall neither receive distributions nor retain any property under the Plan on account of such Equity Interests.

Exit Credit Facility

     As previously disclosed, the Debtors entered into an Engagement Letter (the “Engagement Letter”), dated February 6, 2009, among Buffets Holdings, Inc., Buffets, Inc. (the “Borrower”), and certain of its subsidiaries and Credit Suisse Securities (USA) LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) to raise funds on a best efforts basis.

The Debtors have received commitments for a new first lien exit financing from various lenders, which, together with cash on hand, will enable the Debtors (a) to refinance the Borrower’s existing “new money” debtor-in-possession credit facility, (b) pay fees and expenses associated with the Transactions, (c) pay administrative and other related priority claims arising in connection with the Borrower’s bankruptcy proceeding and (d) provide for working capital and other general purposes of the Borrower and subsidiaries.  In addition, $139.8 million in second lien rollover financing will remain from the prepetition lenders.

ITEM 8.01.   OTHER EVENTS.

On April 17, 2009, Buffets, Inc. issued a press release announcing that the Bankruptcy Court entered an order confirming the Plan.  A copy of the press release is attached hereto as Exhibit 99.2.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

99.1	Debtors’ Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as confirmed).
99.2	Press Release dated April 17, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 28, 2009

BUFFETS HOLDINGS, INC.

By:	/s/ A. Keith Wall
Name: A. Keith Wall
Title: Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.1	Debtors’ Third Amended Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code (as confirmed).
99.2	Press Release dated April 17, 2009.